                          ING VARIABLE INSURANCE TRUST
                        ING VP WORLDWIDE GROWTH PORTFOLIO

                        Supplement Dated August 13, 2003
                   To ING Variable Insurance Trust Prospectus
                                Dated May 1, 2003

Effective August 1, 2003, the above referenced portfolio (the "Portfolio") is sub-advised by Aeltus Investment Management, Inc. ("ING Aeltus"). Both ING Aeltus, and the Portfolio's adviser, ING Investments, LLC ("ING Investments"), are indirect, wholly owned subsidiaries of ING Groep N.V. ("ING") and affiliates of each other. ING has undertaken an internal reorganization plan that will, among other things, integrate certain of its portfolio management professionals across the U.S. under a common management structure known as ING Investment Management Americas, which includes ING Aeltus. One of the primary purposes of the integration plan is to promote consistently high levels of performance in terms of investment standards, research, policies and procedures in the portfolio management functions related to the Portfolio. As a result of this integration plan, the operational and supervisory functions of the Portfolio's Investment Management Agreement will be separated from the portfolio management functions of the Portfolio, with the former continuing to be provided by ING Investments and the latter provided by ING Aeltus. The portfolio management personnel overseeing the Portfolio have become employees of ING Aeltus, which will assume primary responsibility for all portfolio management issues, including the purchase, retention, or sale of portfolio securities. The portfolio management team for the Portfolio did not change as a result of the internal reorganization described above.

The Prospectus is updated to reflect this new sub-advisory arrangement as described below:

a) The section entitled "Portfolio at a Glance" on page 2 of the Prospectus is revised to reflect that Aeltus Investment Management, Inc. is the sub-adviser for the Portfolio.

b) The final two paragraphs of the section entitled "Management of the Portfolio" on page 7 of the Prospectus are replaced in their entirety with the following:



Sub-Adviser                               AELTUS INVESTMENT MANAGEMENT, INC.

ING has engaged Aeltus Investment         ING Aeltus, a Connecticut corporation,
Management, Inc. ("ING Aeltus")as         serves as the Sub-Adviser to the
Sub-Adviser for the Fund to provide       Portfolio.
day-to-day management of the
Portfolio. The Sub-Adviser has, at        Founded in 1972, ING Aeltus is
least in part, been selected primarily    registered as an investment adviser
on the basis of its successful            with the SEC. ING Aeltus has acted as
application of a consistent,              adviser or sub-adviser to mutual funds
well-defined, long-term investment        since 1994 and has managed
approach over a period of several         institutional accounts since 1972.
market cycles.

As of June 30, 2003, ING Aeltus           Equity Investment Strategy at
managed over $41.5 billion in assets.     Lexington Management Corporation
Its principal office is located at 10     (Lexington).
State House Square, Hartford,
Connecticut 06103-3602.

The international portion of the ING      The domestic equity portion of the ING
VP Worldwide Growth Portfolio's assets    VP Worldwide Growth Portfolio's assets
has been managed by a team of             has been managed by a team of
investment professionals led by           investment professionals led by James
Richard T. Saler and Philip A.            A. Vail since April of 2003. Mr. Vail
Schwartz since October of 2000.           has served as Senior Vice President
Messrs. Saler and Schwartz are each a     and Portfolio Manager of ING since
Senior Vice President and Director of     July of 2000. He is a chartered
International Investment Strategy at      Financial Analyst, a member of the New
ING. Prior to joining ING in July of      York Society of Security Analysts and
2000, Messrs. Saler and Schwartz were     has over 25 years of investment
each a Senior Vice President and          experience. Prior to joining ING in
Director of International                 2000, Mr. Vail was Vice President at
                                          Lexington, which he joined in 1991.









               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                        ING VP WORLDWIDE GROWTH PORTFOLIO

                     Supplement Dated as of August 13, 2003
                       To ING VP Variable Insurance Trust
                       Statement of Additional Information
                                Dated May 1, 2003

Effective immediately, the "Investment Manager" section beginning on page 39 of the Statement of Additional Information ("SAI") is revised as follows:

a) The first paragraph of the section entitled "Investment Manager" on page 39 of the SAI is replaced in its entirety with the following:

      The investment adviser for the Portfolio is ING Investments, LLC ("Investment Manager" or "ING Investments"), which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Investment Manager, subject to the authority of the Trustees of the Portfolio, has the overall responsibility for the management of the Portfolio's investment portfolio subject to delegation of certain responsibilities to Aeltus Investment Management, Inc. ("ING Aeltus"). The Investment Manager is a direct, wholly owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Groep N.V."). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

b) The following is added after the third paragraph of the section entitled "Investment Manager" on page 40 of the SAI:

      Prior to August 1, 2003, the Portfolio was directly managed by the Investment Manager. ING has undertaken an internal reorganization that will, among other things, integrate certain of its portfolio management professionals across the U.S. under a common management structure known as ING Investment Management Americas, which includes ING Aeltus. On August 1, 2003, ING Aeltus became the sub-adviser to the Portfolio. One of the primary purposes of the integration plan is to promote consistently high levels of performance in terms of investment standards, research, policies and procedures in the portfolio management functions related to the Portfolio. As a result of this integration plan, the operational and supervisory functions of the Portfolio's Investment Management Agreement will be separated from the portfolio management functions related to the Portfolio, with the former continuing to be provided by the Investment Adviser and the latter provided by ING Aeltus. The portfolio management personnel for this Portfolio did not change as a result of this internal reorganization.

c) The following replaces the first paragraph of the section entitled "Sub-Adviser" on page 41 of the SAI:


      Pursuant to a Sub-Advisory Agreement dated August 1, 2003 between the Investment Manager and ING Aeltus, ING Aeltus acts as Sub-Adviser to the Portfolio. In this capacity, ING Aeltus, subject to the supervision and control of the Investment Manager and the Trustees of the Portfolio, on behalf of the Portfolio, manages the Portfolio's investment portfolio consistently with the Portfolio's investment objective, and executes any of the Portfolio's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Manager. ING Aeltus's address is 10 State House Square, Hartford, Connecticut 06103-3602. ING Aeltus is a wholly owned subsidiary of ING Groep N.V.

      ING Investment Advisors B.V. ("IIMA") served as sub-adviser to the Portfolio until May 5, 2001. From May 5, 2001 to July 31, 2003, ING Investments managed the Portfolio directly under its existing Management Agreement.

      The Sub-Advisory Agreement may be terminated without payment of any penalties by the Investment Manager, the Trustees, on behalf of the Portfolio, or the shareholders of the Portfolio, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees, on behalf of the Portfolio who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

      As compensation to the Sub-Adviser for its services, the Investment Manager pays the Sub-Adviser a monthly fee in arrears equal to 0.4500% of the Portfolio's average daily net assets managed during the month.

      The factors considered by the Board in reviewing the Sub-Advisory Agreement with ING Aeltus included, but were not limited to, the following: (1) the centralization of asset managers will allow ING to access and leverage the capabilities of its portfolio management personnel among all subsidiaries; (2) the reorganization will facilitate more effective use of research and trading facilities and capabilities for greater efficiency; (3) the consolidation of portfolio management personnel within one entity will permit certain future changes in portfolio managers without the potential expense of shareholder proxy solicitations; and (4) the reorganization can help ING Aeltus to build a larger, more coherent management structure and to retain and attract highly qualified portfolio mangers. The Board noted that ING Aeltus had taken steps to ameliorate any disadvantages, which might result from the reorganization. In addition, the Board considered; (1) the current portfolio managers will remain and continue to provide services under the direction of ING Aeltus; (2) that the nature and quality of the services to be provided by ING Aeltus including ING Aeltus's extensive investment management experience and the quality of services provided to the other mutual portfolios advised by ING Aeltus; (3) the fairness of the compensation under the Sub-Advisory Agreement, in light of the services being provided; (4) the personnel, operations, financial condition, and investment management capabilities and methodologies of ING Aeltus after the reorganization; (5) the expectation of management that the reorganization will enable ING Aeltus to attract additional highly qualified personnel and to leverage its portfolio management resources and trading and research capabilities; and (6) compensation and the fact that the cost of ING Aeltus will be paid by the Adviser and not directly by the Portfolio. The Board also considered the advisory fee to be retained by ING Investment for its oversight and monitoring service that will be provided to the Portfolio. After considering ING Investments' recommendation and these other factors, the Board concluded that engaging ING Aeltus, as Sub-Adviser would be in the best interests of the Portfolio and its shareholders.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE